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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1999, in the Registration Statement (Form S-1 No. 333-[_____]) and related Prospectus of Online Resources & Communications Corporation dated March 19, 1999.


                                                     /s/ Ernst & Young LLP
Vienna, Virginia
March 19, 1999